

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1988-A,  Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter  ended June 30, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         273,827
<SECURITIES>                                   0
<RECEIVABLES>                                  132,777
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               406,604
<PP&E>                                         9,795,396
<DEPRECIATION>                                 (8,477,558)
<TOTAL-ASSETS>                                 1,732,869
<CURRENT-LIABILITIES>                          71,225
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,624,992
<TOTAL-LIABILITY-AND-EQUITY>                   1,732,869
<SALES>                                        335,281
<TOTAL-REVENUES>                               338,582
<CGS>                                          0
<TOTAL-COSTS>                                  237,220<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                52,362
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            52,362
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   52,362
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


